Exhibit 10.1

Execution Version

Friends & Family

FORM OF

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on November 13, 2023, by and between Pyrophyte Acquisition Corp., a Cayman Islands exempted company (“Pyrophyte”), Sio Silica Corporation, an Alberta corporation (“Sio”), Sio Silica Incorporated., a newly-formed Alberta corporation formed solely for the purposes of engaging in the Transaction (as defined below) and wholly owned by Feisal Somji, a nominee of Sio (“Sio NewCo” and unless otherwise indicated or the context otherwise requires, by virtue of, and with effect from, the Assumption (as defined below), becoming effective, all references herein to Sio NewCo shall refer to the newly formed corporate entity resulting from the SPAC Amalgamation (as defined below), which is also referred to as the “Issuer”), and the undersigned subscriber (“Subscriber”).

WHEREAS, concurrently with the execution of this Subscription Agreement, Pyrophyte is entering into a definitive agreement (the “Business Combination Agreement”) with Sio, Snowbank NewCo Alberta ULC, an Alberta unlimited liability corporation and wholly-owned subsidiary of Pyrophyte (“NewCo”), and Sio NewCo, pursuant to which, among other things, (i) Pyrophyte shall transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as revised) and continue as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta), (ii) Pyrophyte shall amalgamate with Sio NewCo (the “SPAC Amalgamation”) to form the Issuer, which shall, as a result of the SPAC Amalgamation and prior to the consummation of the transactions contemplated hereunder, assume all rights, covenants and obligations of Sio NewCo, including the rights, covenants and obligations under this Subscription Agreement and the Other Subscription Agreements (as defined below) (the “Assumption”) and (iii) Sio and NewCo shall amalgamate, and the entity resulting from such amalgamation shall be wholly-owned by the Issuer and continue the business operations currently undertaken by Sio (the transactions contemplated by the Business Combination Agreement, the “Transaction”);

WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase, substantially concurrently with the consummation of the Transaction, that number of common shares of the Issuer (the “Issuer Common Shares”) set forth on the signature page hereto (the “Subscribed Securities”), for an aggregate purchase price of US$__________ (the “Purchase Price”), and Sio NewCo desires to, following the SPAC Amalgamation and Assumption, issue and sell to Subscriber the Subscribed Securities in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer; and

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, Sio NewCo and Pyrophyte are entering into one or more subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such Subscribers have agreed to purchase on the closing date of the Transaction an aggregate of 3,114,258 Subscribed Securities an aggregate purchase price, inclusive of the Purchase Price of US$20,122,474 (the “Offering”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby subscribes for and agrees to purchase from Sio NewCo, and Sio NewCo hereby agrees to, following the SPAC Amalgamation and Assumption, issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Securities (such subscription and issuance, the “Subscription”).

Section 2. Closing.

(a) The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”), substantially concurrently with and conditioned upon the effectiveness of the consummation of the Transaction.

(b) At least five (5) Business Days before the anticipated Closing Date, Sio NewCo shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to Sio NewCo. No later than three (3) Business Days prior to the anticipated Closing Date as set forth in the Closing Notice, Subscriber shall deliver the Purchase Price for the Subscribed Securities by wire transfer of United States dollars in immediately available funds to the account specified by Sio NewCo in the Closing Notice, and such funds shall be held by Sio NewCo in escrow, in a segregated non-interest bearing account until the Closing Date. In the event that the consummation of the Transaction does not occur within five (5) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by Pyrophyte, Sio NewCo and the Subscriber, Sio NewCo shall promptly (but in no event later than seven (7) Business Days after the anticipated Closing Date specified in the Closing Notice) return all of the funds so delivered by Subscriber to Sio NewCo by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries representing the Subscribed Securities, if any, shall be deemed cancelled. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 8 herein, Subscriber shall remain obligated to redeliver funds to Sio NewCo following Sio NewCo’s delivery to Subscriber of a new Closing Notice in accordance with this Section 2 and the Subscriber and Sio NewCo shall remain obligated to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday or Sunday, or any other day on which banks located in New York, New York or governmental authorities in Canada are required or authorized by law to be closed for business.

(c) The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:

(i)	all conditions precedent to the closing of the Transaction set forth in Article VII of the Business Combination Agreement shall have been satisfied (as determined by the parties to the Business Combination Agreement) or waived in writing by the person(s) with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Business Combination Agreement), and the closing of the Transaction shall be scheduled to occur substantially concurrently with the Closing;

(ii)	no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the Subscription or the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

(iii)	a license under the Environment Act (Manitoba) has been obtained by Sio that would permit Sio to extract high purity silica sand from the Winnipeg Sandstone geological formation situated within Sio’s mining claims and leases located southwest of Vivian, Manitoba at an annual extraction rate of up to 1.34 million tonnes; and

(iv)	the Issuer Common Shares shall be approved for listing on the New York Stock Exchange or another national securities exchange (the “Stock Exchange”) subject only to official notice of issuance.

(d) The obligation of Sio NewCo to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Sio NewCo and Pyrophyte of the additional conditions that, on the Closing Date:

(i)	all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transaction, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Subscriber Material Adverse Effect;

(ii)	Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iii)	Subscriber shall have delivered the Purchase Price in compliance with the terms of this Subscription Agreement.

(e) The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date:

(i)	all representations and warranties of Sio NewCo and Pyrophyte contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Sio NewCo Material Adverse Effect or Pyrophyte Material Adverse Effect (in each case, as defined below), which representations and warranties shall be true and correct in all respects as so qualified) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Sio NewCo Material Adverse Effect or Pyrophyte Material Adverse Effect, which representations and warranties shall be true and correct in all respects as so qualified) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Sio NewCo and Pyrophyte of each of their respective representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transaction, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Sio NewCo Material Adverse Effect or a Pyrophyte Material Adverse Effect;

(ii)	the Subscribed Securities shall not be subject to any contractual lock-up restrictions other than the restrictive legends related to securities law restrictions as set forth below; and

(iii)	each of Sio NewCo (and when applicable, the Issuer) and Pyrophyte shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(f) Prior to or at the Closing, the Subscriber shall deliver to Sio NewCo all such information as is reasonably requested in order for Sio NewCo to issue and allot the Subscribed Securities to the Subscriber, including, without limitation, the legal name of the person in whose name such Subscribed Securities are to be issued and allotted (or the Subscriber’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Each book-entry for Subscribed Securities shall contain a notation, and each certificate (if any) evidencing the Subscribed Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) , 2023, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

Section 3. Sio NewCo Representations and Warranties. Sio NewCo represents and warrants to Subscriber that:

(a) Sio NewCo (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Sio NewCo Material Adverse Effect. For purposes of this Subscription Agreement, a “Sio NewCo Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Issuer and its subsidiaries that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business or financial condition of Sio NewCo and its subsidiaries, taken together as a whole (on a consolidated basis).

(b) As of the Closing Date, the Subscribed Securities will be duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement, the governing and organizational documents of Sio NewCo or applicable securities laws and other than those imposed by or on Subscriber or Subscriber’s assets), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under Sio NewCo’s governing and organizational documents or the laws of its jurisdiction of incorporation.

(c) This Subscription Agreement has been duly authorized and validly executed and delivered by Sio NewCo, and assuming the due authorization, execution and delivery of the same by Sio, Subscriber and Pyrophyte, this Subscription Agreement shall constitute the valid and legally binding obligation of Sio NewCo, enforceable against Sio NewCo in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 6 of this Subscription Agreement, and the execution and delivery of this Subscription Agreement, the issuance, allotment and sale of the Subscribed Securities hereunder (upon satisfaction or valid waiver of the conditions set forth in Section 2), the compliance by Sio NewCo with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Sio NewCo pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Sio NewCo is a party or by which Sio NewCo is bound or to which any of the property or assets of Sio NewCo is subject, (ii) result in any violation of the provisions of the organizational documents of Sio NewCo, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sio NewCo or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Sio NewCo Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 6 of this Subscription Agreement, Sio NewCo is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other provincial, territorial, federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Securities)), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 7 below, (iii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules of the United States Securities and Exchange Commission (the “SEC”), including the registration statement on Form F-4 with respect to the Transaction and the proxy statement/prospectus included therein, (iv) filings or consents required by the Stock Exchange, including with respect to obtaining shareholder approval of the Transaction, if applicable, (v) in respect of sales to a Subscriber that is located in the United States or is a U.S. Person as defined in Regulation S promulgated under the Securities Act (“Regulation S”) (such Subscriber a “U.S. Subscriber”), the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, if applicable, (vi) filings required to consummate the Transaction as provided under the Business Combination Agreement, (vii) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), if applicable, (viii) filings required under the securities laws and regulations of the provinces and territories of Canada (“Canadian Securities Laws”) and (ix) those filings, the failure of which to obtain would not reasonably be expected to have a Sio NewCo Material Adverse Effect.

(f) Except for such matters as have not had and would not reasonably be expected to have a Sio NewCo Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, threatened in writing against Sio NewCo, (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Sio NewCo or (iii) written communication from a governmental entity that alleges that Sio NewCo is not in compliance or is in default or violation of any applicable law.

(g) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 6 of this Subscription Agreement, no registration under the Securities Act or any U.S. state securities (or Blue Sky) laws or a prospectus or other document under applicable Canadian Securities Laws is required for the offer and sale of the Subscribed Securities by the Issuer to Subscriber.

(h) Neither Sio NewCo nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Securities. The Subscribed Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, Canadian Securities Laws, the Securities Act or any state securities laws, as applicable. Neither Sio NewCo nor any person acting on Sio NewCo’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Section 4(a)(2) or Regulation D, as applicable, under the Securities Act in connection with the offer and sale by Sio NewCo of the Subscribed Securities as contemplated hereby or (ii) cause the offering of the Subscribed Securities pursuant to this Subscription Agreement to be integrated with prior offerings by Sio NewCo for purposes of the Securities Act or any applicable shareholder approval provisions. Neither Sio NewCo nor any person acting on Sio NewCo’s behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Subscribed Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(i) Sio NewCo is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that Sio NewCo is not in compliance with, or is in default or violation of any applicable law, except where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Sio NewCo Material Adverse Effect.

(j) As of the Closing Date, the Issuer Common Shares will be eligible for clearing through The Depositary Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Issuer will be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Issuer Common Shares.

(k) No broker or finder is entitled to any brokerage or finder’s fee or commission or any other payment solely in connection with the sale of the Subscribed Securities to Subscriber.

(l) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, each form, report, statement, schedule, prospectus, proxy, registration statement and other document required to be filed by Sio NewCo with the SEC on or prior to the Closing Date (collectively, as amended and/or restated since the time of their filing, the “Sio NewCo SEC Documents”) complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and none of Sio NewCo SEC Documents, when filed, or if amended prior to the Closing Date (such amended Sio NewCo SEC Documents, the “Amended Sio NewCo SEC Documents”), as of the date of such amendment with respect to those disclosures that were amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Sio NewCo included in the Sio NewCo SEC Documents or, if amended, in the Amended Sio NewCo SEC Documents, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of such filing and fairly present in all material respects the financial position of Sio NewCo as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance (the “Staff”) of the SEC with respect to any of the Sio NewCo SEC Documents as of the date hereof.

(m) Except as provided in this Subscription Agreement, none of Sio NewCo or any of its affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Subscribed Securities under the Securities Act or a prospectus under Canadian Securities Laws, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

(n) As of the date hereof, the authorized share capital of Sio NewCo consists of an unlimited number of common shares and an unlimited number of preferred shares. As of the date hereof: 100 common shares were issued and outstanding. All 100 common shares issued and outstanding have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights or similar. As of the date hereof, except as set forth above and pursuant to (1) the Other Subscription Agreements, or (2) the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Sio NewCo any shares or other equity interests in Sio NewCo (collectively, “Sio NewCo Equity Interests”) or securities convertible into or exchangeable or exercisable for Sio NewCo Equity Interests. Except as set forth in the Business Combination Agreement, as of the date hereof, Sio NewCo has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. As of the date hereof, there are no shareholder agreements, voting trusts or other agreements or understandings to which Sio NewCo is a party or by which it is bound relating to the voting of any Sio NewCo Equity Interests, other than as contemplated by the Business Combination Agreement. There are no securities or instruments issued by or to which Sio NewCo is a party containing anti-dilution or similar provisions that will be triggered, by the issuance of (i) the Subscribed Securities, (ii) the shares to be issued pursuant to any Other Subscription Agreement, or (iii) the Transaction, except in each case for such anti-dilution or similar provisions the application of which has been effectively waived.

(o) There is no suit, action, proceeding or investigation pending or, to the knowledge of Sio NewCo, threatened against Sio NewCo by the SEC, the Stock Exchange, the applicable securities commission or securities regulatory authority in each of the provinces and territories of Canada (the “Canadian Securities Regulators”), or other securities commission or securities regulatory authority with respect to any intention by such entity to prohibit the registration of the Issuer Common Shares or prohibit the listing of the Issuer Common Shares on the Stock Exchange.

(p) Upon consummation of the Transaction, the issued and outstanding Issuer Common Shares are expected to be registered pursuant to Section 12(b) of the Exchange Act and listed for trading on the Stock Exchange, subject only to official notice thereof.

(q) Sio NewCo is not, and immediately after receipt of payment for the Subscribed Securities and consummation of the Transaction, will not be, an “investment company” within the meaning of the Investment Company Act of 1940 (the “Investment Company Act”).

(r) Sio NewCo has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Sio NewCo have any knowledge that any of its creditors intend to initiate involuntary bankruptcy proceedings.

(s) Sio NewCo shall apply the net proceeds received pursuant to this Subscription Agreement and the Other Subscription Agreements in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where Sio NewCo or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”). Sio NewCo will not directly or indirectly use the proceeds received pursuant to this Subscription Agreement or the Other Subscription Agreements, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (as defined below) (i) to fund or facilitate any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or the target of Sanctions (as defined below), (ii) to fund or facilitate any activities or business in any Sanctioned Country (as defined below) or (iii) in any other manner that would reasonably be expected to result in a violation by any Person of Sanctions.

Section 4. Pyrophyte Representations and Warranties. Pyrophyte represents and warrants to Subscriber that:

(a) Pyrophyte (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation and only to the extent such concept exists in such jurisdiction) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Pyrophyte Material Adverse Effect. For purposes of this Subscription Agreement, a “Pyrophyte Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Pyrophyte and its subsidiaries that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business or financial condition of Pyrophyte and its subsidiaries, taken together as a whole (on a consolidated basis).

(b) This Subscription Agreement has been duly authorized and validly executed and delivered by Pyrophyte, and assuming the due authorization, execution and delivery of the same by Subscriber, Sio and Sio NewCo this Subscription Agreement shall constitute the valid and legally binding obligation of Pyrophyte, enforceable against Pyrophyte in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 6 of this Subscription Agreement, and the execution and delivery of this Subscription Agreement, the issuance, allotment and sale of the Subscribed Securities hereunder (upon satisfaction or valid waiver of the conditions set forth in Section 2), the compliance by Pyrophyte with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pyrophyte pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pyrophyte is a party or by which Pyrophyte is bound or to which any of the property or assets of Pyrophyte is subject, (ii) result in any violation of the provisions of the organizational documents of Pyrophyte, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Pyrophyte or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Pyrophyte Material Adverse Effect

(d) Except for such matters as have not had and would not reasonably be expected to have a Pyrophyte Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, threatened in writing against Pyrophyte, (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Pyrophyte or (iii) written communication from a governmental entity that alleges that Pyrophyte is not in compliance or is in default or violation of any applicable law.

(e) Pyrophyte is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that Pyrophyte is not in compliance with, or is in default or violation of any applicable law, except where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Pyrophyte Material Adverse Effect.

(f) As of their respective dates, or, if amended, as of the date of such amendment, which shall be deemed to have superseded such original filing, each form, report, statement, schedule, prospectus, proxy, registration statement and other document required to be filed by Pyrophyte with the SEC on or prior to the Closing Date (collectively, as amended and/or restated since the time of their filing, the “Pyrophyte SEC Documents” and, together with the Sio NewCo SEC Documents, the “SEC Documents”) complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and none of the Pyrophyte SEC Documents, when filed, or if amended prior to the Closing Date (such amended Pyrophyte SEC Documents, the “Amended Pyrophyte SEC Documents”), as of the date of such amendment with respect to those disclosures that were amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Pyrophyte included in the Pyrophyte SEC Documents or, if amended, in the Amended Pyrophyte SEC Documents, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of such filing and fairly present in all material respects the financial position of Pyrophyte as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Pyrophyte has filed each report, statement, schedule, prospectus, and registration statement that Pyrophyte was required to file with the SEC since its initial registration of its Class A ordinary shares, par value $0.0001 per share (“Pyrophyte Class A Ordinary Shares”) with the SEC and through the date hereof. There are no material outstanding or unresolved comments in comment letters from the Staff with respect to any of the Pyrophyte SEC Documents as of the date hereof.

(g) Pyrophyte has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Pyrophyte have any knowledge that any of its creditors intend to initiate involuntary bankruptcy proceedings.

Section 5. Sio Representations and Warranties. Sio represents and warrants to Subscriber that:

(a) Sio (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Sio Material Adverse Effect. For purposes of this Subscription Agreement, a “Sio Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Sio and its subsidiaries that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business or financial condition of Sio and its subsidiaries, taken together as a whole (on a consolidated basis).

(b) This Subscription Agreement has been duly authorized and validly executed and delivered by Sio, and assuming the due authorization, execution and delivery of the same by Subscriber, Pyrophyte and the Issuer this Subscription Agreement shall constitute the valid and legally binding obligation of Sio, enforceable against Sio in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 6 of this Subscription Agreement, and the execution and delivery of this Subscription Agreement, the issuance, allotment and sale of the Subscribed Securities hereunder (upon satisfaction or valid waiver of the conditions set forth in Section 2), the compliance by Sio with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Sio pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Sio is a party or by which Sio is bound or to which any of the property or assets of Sio is subject, (ii) result in any violation of the provisions of the organizational documents of Sio, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sio or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Sio Material Adverse Effect.

(d) Except for such matters as have not had and would not reasonably be expected to have a Sio Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, threatened against Sio, (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against Sio or (iii) written communication from a governmental entity that alleges that Sio is not in compliance or is in default or violation of any applicable law.

(e) Sio is in compliance with all applicable laws and has not received any written communication from a governmental entity that alleges that Sio is not in compliance with, or is in default or violation of any applicable law, except where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Sio Material Adverse Effect.

(f) Sio has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Sio have any knowledge that any of its creditors intend to initiate involuntary bankruptcy proceedings.

Section 6. Subscriber Representations and Warranties. Subscriber represents and warrants to Sio, Sio NewCo and Pyrophyte that:

(a) If Subscriber is a legal entity, Subscriber (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Subscription Agreement. If Subscriber is an individual, Subscriber has the legal competence and capacity to enter into and perform its obligations under this Subscription Agreement.

(b) If Subscriber is an entity, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, Subscriber’s signature is genuine and the signatory has the legal competence and capacity to execute this Subscription Agreement. Assuming the due authorization, execution and delivery of the same by Sio, Sio NewCo and Pyrophyte, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution, delivery and performance of this Subscription Agreement, the purchase of the Subscribed Securities hereunder, the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) if Subscriber is a legal entity, result in any violation of the provisions of the organizational documents of Subscriber; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that in the case of clauses (i) and (iii), would have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Subscriber that would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Securities.

(d) The execution, delivery and performance of this Subscription Agreement, the purchase of the Subscribed Securities hereunder, the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any relevant laws and regulations applicable to the issue and purchase of the Subscribed Securities, and the Subscriber will not cease to be in compliance if the Subscribed Securities are acquired.

(e) Subscriber (i) is a person to whom the Subscribed Securities may lawfully be offered and issued in compliance with applicable laws without lodgement, registration or other formality or filing with or by a governmental agency in any jurisdiction (subject to any post-closing filings required under Canadian Securities Laws); (ii) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or a non-U.S. Person, as defined in Regulation S, in each case, satisfying the applicable requirements set forth on Annex A hereto, and accordingly Subscriber understands that the Subscription meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J), (iii) is acquiring the Subscribed Securities only for its own account and not for the account of others, or in the case of a Subscriber that is located in the United States or is a U.S. Person (as defined in Regulation S), if Subscriber is subscribing for the Subscribed Securities as a fiduciary or agent for one or more investor or trust accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or such other person that satisfies the requirements of Annex A hereto and Subscriber has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, (iv) is not acquiring the Subscribed Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or the Corporations Act, (v) was not created and is not being used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106, (vi) in the case of a Subscriber located in Canada, is not a U.S. Person (as defined in Regulation S) and is not purchasing the Subscribed Securities on behalf of, or for the account or benefit of, a person located in the United States or that is a U.S. Person (as defined in Regulation S), (vii) is resident in or otherwise subject to applicable securities laws of the jurisdiction set out on the signature page hereto and (viii) has provided Sio NewCo and Pyrophyte with the requested information on Annex A and Annex B (to the extent applicable) following the signature page hereto and the information contained therein is accurate and complete. The Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Securities, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

(f) Subscriber is an “accredited investor”, as such term is defined in National Instrument 45-106 – “Prospectus Exemptions” (“NI 45-106”) or, if the Subscriber is resident or otherwise subject to the securities laws of the Province of Ontario, Section 73.3(1) of the Securities Act (Ontario), and has concurrently executed and delivered a Representation Letter (for Accredited Investors) in the form attached as Annex C to this Subscription Agreement and has initialed or placed a check mark in Appendix A to Annex C indicating that the Subscriber satisfies one of the categories of “accredited investor” set forth in such definition (and in the case of a Subscriber that is an “accredited investor” pursuant to paragraphs (j), (k) or (l) in Appendix A to Annex C, a Risk Acknowledgement Form for Individual Accredited Investors attached hereto as Annex D).

(g) If Subscriber is a resident of or otherwise subject to applicable securities laws of any jurisdiction other than a Province of Canada or the United States, it confirms, represents and warrants that: (i) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Subscribed Securities; and (ii) the Subscriber is purchasing the Subscribed Securities pursuant to exemptions from the prospectus or registration requirements or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Subscribed Securities under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions; (iii) the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscribed Securities; and (iv) the purchase of the Subscribed Securities by the Subscriber does not trigger: (A) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or (B) any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and (C) the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subsections (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably.

(h) Subscriber acknowledges and agrees that the Subscribed Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Securities have not been registered under the Securities Act, Canadian Securities Laws or the securities laws of any state, province or territory of Canada, or other jurisdiction and that Sio NewCo is not required to register the Subscribed Securities except as set forth in Section 7 of this Subscription Agreement. Subscriber acknowledges and agrees that the Subscribed Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber in the United States absent an effective registration statement under the Securities Act or in Canada from four months and a day after Sio Newco becoming a “reporting issuer” in any province or territory of Canada, except (i) in respect of a sale by a U.S. Subscriber, to Sio NewCo or a subsidiary thereof, (ii) in respect of sales to a U.S. Subscriber, pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1½”), provided that all of the applicable conditions thereof are met, (iii) in an ordinary course pledge such as a broker lien over account property generally, (iv) to non-U.S. Persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S, and, in each of clauses (i)-(iv), in accordance with any applicable securities laws of the states and other jurisdictions of the United States (including, if applicable, Canada Securities Laws), and that any certificates or account entries representing the Subscribed Securities shall contain a restrictive legend to such effect; or (v) in respect of any sale subject to applicable Canadian Securities Laws, pursuant to an applicable exemption from the prospectus requirements in Canada as provided for in NI 45-106. The Subscriber acknowledges and agrees that the Subscribed Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber in Canada from four months and a day after Sio NewCo becoming a “reporting issuer” in any province or territory of Canada, except pursuant to an applicable exemption from the prospectus requirements in Canada as provided for in NI 45-106, and that any certificates or account entries representing the Subscribed Securities shall contain a restrictive legend to such effect. Subscriber acknowledges and agrees that the Subscribed Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Subscribed Securities and may be required to bear the financial risk of an investment in the Subscribed Securities for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Securities may not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act, as amended (“Rule 144”), until the end of any applicable holding period. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Securities.

(i) The funds being used to purchase the Subscribed Securities which will be paid by the Subscriber to Sio NewCo in accordance with the terms hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber and the beneficial subscriber, if any, acknowledges that Sio NewCo may in the future be required by law to disclose the Subscriber’s or beneficial subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge, none of the subscription funds to be provided by the Subscriber or the beneficial subscriber have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or any other jurisdiction or are being tendered on behalf of a person or entity who has not been identified to the Subscriber.

(j) Subscriber acknowledges and agrees that the sale and delivery of the Subscribed Securities is subject to applicable requirements under Canadian Securities Laws and is conditional upon such sale being exempt from the requirements of Canadian Securities Laws of the province or territory in which it resides or may be deemed to reside as to the filing and delivery of a prospectus and that the Subscribed Securities have not been qualified under a prospectus under Canadian Securities Laws. The Subscriber acknowledges that Sio NewCo, as of the date hereof, is not a “reporting issuer” in any jurisdiction in Canada, is not expected to become a “reporting issuer” in any jurisdiction of Canada as part of the Transaction (or otherwise) that such Subscribed Securities are subject to statutory resale restrictions under applicable Canadian Securities Laws of the province or territory in which the Subscriber resides or may be deemed to reside, which resale restrictions may apply outside of Canada, and the Subscriber covenants that it will not resell the Subscribed Securities except in compliance with such laws. Accordingly, such Subscribed Securities may be subject to an indefinite “hold period” under Canadian Securities Laws and, absent an exemption, Subscriber will not be able to resell the Subscribed Securities in Canada until expiration of the applicable “hold period” (which “hold period” will not commence to run until the Issuer has become a “reporting issuer” in Canada (which it has no obligation to become)).

(k) Subscriber understands and agrees that, pursuant to the Assumption, Subscriber is purchasing the Subscribed Securities directly from the Issuer. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any statements, representations, warranties, covenants or agreements made to Subscriber by Pyrophyte or Sio NewCo or its subsidiaries (collectively, the “Acquired Companies”), UBS Securities LLC (“UBS”), BMO Capital Markets Corp. (“BMO”) and Integral Wealth Securities Limited (“Integral”) or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Sio NewCo and Pyrophyte set forth in this Subscription Agreement. In addition, Subscriber is aware that Sio has engaged each of UBS, BMO. and Integral to act as placement agents solely in connection with certain Other Subscribers and the Other Subscription Agreements. Subscriber acknowledges and agrees that none of UBS, BMO or Integral are acting as placement agent to Subscriber and that no solicitation or recommendation of any type has been made by any of UBS, BMO or Integral to Subscriber.

(l) In the case of a Subscriber located in the United States or that is a U.S. Person (as defined in Regulation S), the Subscriber represents and warrants that its acquisition and holding of such Subscribed Securities will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(m) In making its decision to purchase the Subscribed Securities, Subscriber has relied solely upon its independent investigation made by Subscriber and the representations of Sio NewCo, and Pyrophyte in Sections 3 and 4 of this Subscription Agreement, respectively. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Securities, including with respect to Pyrophyte, the Acquired Companies and the Transaction, and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Subscribed Securities. Without limiting the generality of the foregoing, Subscriber acknowledges that it has reviewed Sio NewCo’s and Pyrophyte’s filings with the SEC. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Securities. Subscriber acknowledges that certain information provided by Sio NewCo or Pyrophyte was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber further acknowledges that the information provided to Subscriber was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that will be filed with the SEC in connection with the Transaction (which will include substantial additional information about Pyrophyte, the Acquired Companies and the Transaction and will update and supersede the information previously provided to Subscriber, including without limitation with respect to any financial statements and other financial information (whether historical or in the form of financial forecasts or projections) of the Acquired Companies, which may have been prepared and reviewed solely by each of Pyrophyte and Sio NewCo and their respective officers and employees, as the case may be, and have not been reviewed by any outside party or, except as expressly set forth therein, certified or audited by an independent third-party auditor or audit firm), and that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Subscribed Securities hereunder. Subscriber acknowledges and agrees that none of Pyrophyte, the Acquired Companies, the Advisors or any of their respective affiliates or any of such person’s or its affiliate’s control persons, officers, directors, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”) has provided Subscriber with any information or advice with respect to the Subscribed Securities nor is such information or advice necessary or desired. None of Pyrophyte, the Acquired Companies or any of their respective affiliates or Representatives has made or makes any representation as to Pyrophyte or the Acquired Companies or the quality or value of the Subscribed Securities.

(n) Subscriber became aware of this offering of the Subscribed Securities solely by means of direct contact between Subscriber and Sio NewCo, Pyrophyte or by means of contact from a representative of the Issuer or Pyrophyte, and the Subscribed Securities were offered to Subscriber solely by direct contact between Subscriber and Sio NewCo, Pyrophyte or their respective representatives. Subscriber did not become aware of this offering of the Subscribed Securities, nor were the Subscribed Securities offered to Subscriber, by any other means. Subscriber acknowledges that Sio NewCo represents and warrants that the Subscribed Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any Canadian Securities Laws.

(o) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Securities, including those set forth in the SEC Documents. Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Securities, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) in respect of sales to a U.S. Subscriber, is an “accredited investor” as defined in Rule 501(a) under the Securities Act or, in respect of all Subscribers, is a person that otherwise satisfies the requirements of Annex A hereto, (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Securities.

(p) Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Securities and determined that the Subscribed Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Sio NewCo. Subscriber acknowledges specifically that a possibility of total loss exists.

(q) Subscriber understands and agrees that no federal, state or provincial agency has passed upon or endorsed the merits of the offering of the Subscribed Securities or made any findings or determination as to the fairness of this investment.

(r) Subscriber is not (i) a person or entity named (a “Person”) on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States (each a “Sanctioned Country”), (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law (collectively “Sanctions”). If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Securities were legally derived.

(s) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in Sio NewCo as a result of the purchase and sale of Subscribed Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over Pyrophyte from and after the Closing as a result of the purchase and sale of Subscribed Securities hereunder.

(t) In the case of a Subscriber located in the United States or that is a U.S. Person (as defined in Regulation S), if Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on Sio NewCo, Pyrophyte or any of their respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Subscribed Securities, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Securities and (ii) the decision to invest in the Subscribed Securities has been made at the recommendation or direction of an “independent fiduciary” (“Independent Fiduciary”) within the meaning of U.S. Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (1) independent of the Transaction Parties; (2) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (3) is a fiduciary (under ERISA and/or section 4975 of the Code) with respect to Subscriber’s investment in the Subscribed Securities and is responsible for exercising independent judgment in evaluating the investment in the Subscribed Securities; and (4) is aware of and acknowledges that (A) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Subscribed Securities, and (B) the Transaction Parties have a financial interest in the purchaser’s investment in the Subscribed Securities on account of the fees and other remuneration they expect to receive in connection with transactions contemplated by this Subscription Agreement.

(u) Subscriber has and, when required to deliver payment at Closing pursuant to Section 2, Subscriber will have sufficient funds to pay the Purchase Price.

(v) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Sio NewCo, Pyrophyte, or any of their respective affiliates or any of its or their respective control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of Sio NewCo and Pyrophyte contained in Sections 3 and 4 of this Subscription Agreement, respectively, in making its investment or decision to invest in Sio NewCo. Subscriber agrees that none of (i) any Other Subscriber pursuant to any Other Subscription Agreement or any other agreement related to the private placement of the Subscribed Securities (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) Pyrophyte, the Acquired Companies, or any of their respective affiliates or Representatives, shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, Sio NewCo, Pyrophyte or any other person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other Subscriber, or any person claiming through Subscriber or any Other Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Subscribed Securities, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Subscribed Securities.

(w) No broker or finder has acted on behalf of the Subscriber in connection with the sale of the Subscribed Securities pursuant to this Subscription Agreement in such a way as to create any liability Sio NewCo or Pyrophyte.

(x) Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with the Subscriber, shall, directly or indirectly, engage in any hedging activities, derivative transactions or execute any Short Sale or other transaction that would have a similar effect, with respect to the securities of Sio NewCo or Pyrophyte prior to the Closing or the earlier termination of this Subscription Agreement in accordance with its terms (other than pledges in the ordinary course of business as part of prime brokerage arrangements). “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(y) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Subscriber with the SEC with respect to the beneficial ownership of Pyrophyte’s outstanding securities prior to the date of this Subscription Agreement, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of Pyrophyte or Sio NewCo (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(z) Subscriber will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in Pyrophyte or Sio NewCo as a result of the purchase and sale of the Subscribed Securities.

(aa) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to Sio NewCo and Pyrophyte.

(bb) Subscriber acknowledges that (i) Pyrophyte, Sio NewCo and any of their respective affiliates, control persons, officers, directors, employees, agents or representatives currently may have, and later may come into possession of, information regarding Pyrophyte and Sio NewCo that is not known to Subscriber and that may be material to a decision to purchase the Subscribed Securities, (ii) Subscriber has determined to purchase the Subscribed Securities notwithstanding its lack of knowledge of such information, and (iii) none of Pyrophyte, Sio NewCo, or any of their respective affiliates, control persons, officers, directors, employees, agents or representatives shall have liability to Subscriber, and Subscriber hereby to the extent permitted by law waives and releases any claims it may have against Pyrophyte, Sio NewCo, and their respective affiliates, control persons, officers, directors, employees, agents or representatives, with respect to the nondisclosure of such information.

(cc) The Subscriber hereby acknowledges and is aware that UBS Securities LLC (“UBS”) acted as an underwriter in Pyrophyte’s initial public offering (“IPO”), for which role, UBS received compensation pursuant to the Underwriting Agreement, dated as of October 26, 2021, by and between Pyrophyte and UBS, as representative of the underwriters named therein (“Underwriting Agreement”), and pursuant to which, should a Transaction be consummated, UBS, as an IPO underwriter, will be entitled to receive its portion of the deferred underwriting compensation from Pyrophyte as provided in the Underwriting Agreement.

Section 7. Registration Rights.

(a) Sio NewCo agrees that, within thirty (30) calendar days following the Closing Date, the Issuer will file with the SEC (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Subscriber of the Subscribed Securities (the “Registrable Securities”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the Closing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred twenty (120) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC; provided, further, that the Issuer shall have the Registration Statement declared effective within ten (10) Business Days after the date the Issuer is notified (orally or in writing, whichever is earlier) by the staff of the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business and (ii) if the SEC is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the SEC remains closed for. Upon Subscriber’s timely request, the Issuer shall provide a draft of the Registration Statement to the Subscriber for review at least two (2) Business Days in advance of the date of filing the Registration Statement with the SEC (the “Filing Date”), and Subscriber shall provide any comments on the Registration Statement to the Issuer no later than the day immediately preceding the Filing Date. Unless otherwise agreed to in writing by the Subscriber prior to the filing of the Registration Statement, the Subscriber shall not be identified as a statutory underwriter in the Registration Statement; provided, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Issuer. Notwithstanding the foregoing, if the SEC prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Shares which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities or other shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Issuer shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof.

(b) Sio NewCo agrees that, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Issuer will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (i) two (2) years from the effective date of the Registration Statement, (ii) the date on which Subscriber ceases to hold any Registrable Securities or (iii) on the first date on which the Subscriber can sell all of its Registrable Securities (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and the Issuer shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. For so long as the Registration Statement shall remain effective, the Issuer will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell the Registrable Securities pursuant to the Registration Statement, qualify the Registrable Securities for listing on the NYSE and update or amend the Registration Statement as necessary to include Registrable Securities. The Issuer will use its commercially reasonable efforts to, for so long as the Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the SEC in a timely manner all reports and other documents required of the Issuer under the Exchange Act so long as the Issuer remains subject to such requirements to enable the Subscriber to resell the Registrable Securities pursuant to Rule 144. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Issuer (or its successor) upon request to assist the Issuer in making the determination described above.

(c) The Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer a completed selling shareholder questionnaire in customary form that contains such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of any post-effective amendments to the Registration Statement to address any financial statement updates required by Item 8.A of Form 20-F; provided, that the Issuer shall request such information from Subscriber, including the selling shareholder questionnaire, at least five (5) Business Days prior to the anticipated Filing Date of the Registration Statement; and provided, further, under no circumstances shall Subscriber be required to sign any type of lock-up agreement. In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, the Issuer may delay or postpone filing of such Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use of any such Registration Statement if it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Issuer or could require premature disclosure of information that would materially adversely affect the Issuer (each such circumstance, a “Suspension Event”); provided, that, (w) the Issuer shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days or more than three (3) times in any three hundred sixty (360) day period, and (x) the Issuer shall use commercially reasonable efforts to make such registration statement available for the sale by the Subscriber of such securities as soon as practicable thereafter.

(d) Upon receipt of any written notice from the Issuer of the happening of (i) an issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) Business Days from the date of such Suspension Event, or (iii) or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or supplement has been filed or unless otherwise notified by the Issuer that it may resume such offers and sales, and (2) it will maintain the confidentiality of, and will not use, any information included in such written notice delivered by the Issuer unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by the Issuer, the Subscriber will deliver to the Issuer or, in the Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 7; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 7(e)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) Business Day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability

(f) For purposes of this Section 7 of this Subscription Agreement, (i) “Registrable Securities” shall mean, as of any date of determination, the Subscribed Securities (as defined in the recitals to this Subscription Agreement) and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any affiliate of the Subscriber to which the rights under this Section 7 shall have been duly assigned.

(g) Sio NewCo shall indemnify and hold harmless Subscriber (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Sio NewCo by or on behalf of Subscriber expressly for use therein or that Subscriber has omitted a material fact from such information. Sio NewCo shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 7 of which Sio NewCo is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by Subscriber. Notwithstanding the forgoing, Sio NewCo’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Issuer (which consent shall not be unreasonably withheld or delayed).

(h) Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement or selling shareholder named in the Registration Statement, indemnify and hold harmless Sio NewCo, its directors, officers, members, managers, partners, agents and employees, each person who controls Sio NewCo (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to Sio NewCo by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities purchased pursuant to this Subscription Agreement.

(k) If the indemnification provided under this Section 7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall be limited to the net proceeds received by the Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 7, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

Section 8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms and (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Sio NewCo shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination hereof in accordance with this Section 8, any monies paid by Subscriber to Sio NewCo in connection herewith shall promptly (and in any event within two (2) Business Days) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off.

Section 9. Trust Account Waiver. Subscriber hereby acknowledges that, as described in Pyrophyte’s prospectus relating to its IPO dated October 26, 2021 available at www.sec.gov, Pyrophyte has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Pyrophyte, its public shareholders and certain other parties (including the underwriters of the IPO), and that, except as otherwise described in such prospectus, Pyrophyte may disburse monies from the Trust Account only to (x) its public shareholders in the event they elect to have their Pyrophyte Class A Ordinary Shares redeemed for cash in connection with the consummation of Pyrophyte’s initial business combination, an amendment to its amended and restated memorandum and articles of association to extend the deadline by which Pyrophyte must consummate its initial business combination, or Pyrophyte’s failure to consummate an initial business combination by such deadline, (y) pay certain taxes from time to time, or (z) Pyrophyte after or concurrently with the consummation of its initial business combination. For and in consideration of Pyrophyte entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its affiliates, hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (c) will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Subscription Agreement; provided, however, that nothing in this Section 9 shall (i) serve to limit or prohibit Subscriber’s right to pursue a claim against Pyrophyte for legal relief against assets held outside the Trust Account (so long as such claim would not affect Pyrophyte’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Pyrophyte), for specific performance or other equitable relief, (ii) serve to limit or prohibit any claims that the Subscriber may have in the future against Pyrophyte’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) (so long as such claim would not affect Pyrophyte’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Pyrophyte) or (iii) be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with Pyrophyte’s amended and restated memorandum and articles of association in respect of any redemptions by Subscriber in respect of Pyrophyte Class A Ordinary Shares acquired by any means other than pursuant to this Subscription Agreement. Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to Pyrophyte to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 9 shall survive termination of this Subscription Agreement.

Section 10. Miscellaneous.

(a) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 10(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 10(a).

(b) Subscriber acknowledges that Sio NewCo, Pyrophyte and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify Sio NewCo and Pyrophyte if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Prior to the Closing, each of Sio NewCo and Pyrophyte agrees to promptly notify Subscriber if it becomes aware that any of their respective acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

(c) Each of Sio NewCo Pyrophyte and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(e) Sio NewCo shall be responsible for the fees of its transfer agent, stamp taxes, if applicable, and all of the DTC’s fees associated with the issuance of the Registrable Securities.

(f) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Registrable Securities acquired hereunder and the rights set forth in Section 7) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to Sio NewCo or Pyrophyte hereunder may be transferred or assigned by Pyrophyte (provided, that, for the avoidance of doubt, Sio NewCo or Pyrophyte may transfer its rights hereunder solely in connection with the consummation of the Transaction and the Assumption). Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with Sio NewCo’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless Sio NewCo has given its prior written consent to such relief.

(g) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(h) Sio NewCo may request from Subscriber such additional information as Sio NewCo may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Securities and to register the Registrable Securities for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that Sio NewCo agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or other regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that the Issuer and Pyrophyte may file a form of this Subscription Agreement with the SEC as an exhibit to a current or periodic report of the Issuer and/or Pyrophyte or a registration statement of the Issuer and/or Pyrophyte.

(i) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.

(j) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(k) Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 7, Section 10(b), Section 10(c), Section 10(f) and this Section 10(l) with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(l) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 10(n) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(m) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(n) No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(o) This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(p) This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(q) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.

(r) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware or, in the event each federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware) (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 10(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(s) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto.

(t) Pyrophyte shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, file with the SEC a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the Other Subscription Agreements and the transactions contemplated hereby and thereby and the Transaction, and including as exhibits to the Disclosure Document, the form of this Subscription Agreement and the Other Subscription Agreement (in each case, without redaction). Notwithstanding anything in this Subscription Agreement to the contrary, neither Sio NewCo nor Pyrophyte shall publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers (i) in any press release, without the prior written consent of Subscriber and (ii) any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or other regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), Sio NewCo or Pyrophyte, as the case may be, shall provide the Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by either Sio NewCo or Pyrophyte for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC).

(u) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase the Subscribed Securities pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of Sio NewCo, Pyrophyte or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Securities or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(v) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has accepted this Subscription Agreement as of the date first set forth above.

SIO SILICA CORPORATION

By:
Name:
Title:

Address for Notices:

Sio Silica Corporation
Suite 1930, 440 – 2nd Avenue SW
Calgary, Alberta
T2P 5E9
Canada
Attention: Feisal Somji
Email: fsomji@siosilica.com
with a copy (not to constitute notice) to:
DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, New York 10020
Email: stephen.alicanti@us.dlapiper.com
Attention: Stephen Alicanti

PYROPHYTE ACQUISITION CORP.

By:
Name:
Title:

Address for Notices:

Pyrophyte Acquisition Corp.
3262 Westheimer Road, Suite 706
Houston, Texas 77098
Email: sten.gustafson@pyrophytespac.com
Attention: Sten Gustafson

with a copy (not to constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Email: elliott.smith@whitecase.com
Attention: Elliott Smith

[Signature Page to Subscription Agreement]

Sio Silica Incorporated.

By:
Name:
Title:

Address for Notices:

Sio Silica Incorporated.
Suite 1930, 440 – 2nd Avenue SW
Calgary, Alberta
T2P 5E9
Canada
Attention: Feisal Somji
Email: fsomji@siosilica.com
with a copy (not to constitute notice) to:
DLA Piper LLP (US)
1251 Avenue of the Americas, 27th Floor
New York, New York 10020
Email: stephen.alicanti@us.dlapiper.com
Attention: Stephen Alicanti

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:	State/Province/Country of Formation or Domicile:

By: ________________________________
Name: ______________________________
Title: _______________________________

Name in which Subscribed Securities are to be registered (if different):	Date: ________, 2023

Subscriber’s EIN (if applicable):

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip OR Province, Postal Code:	City, State, Zip OR Province, Postal Code:

Attn: _______________________________	Attn: _______________________________

Telephone No.:	Telephone No.:
Email for notices:	Email for notices (if different):

Number of Subscribed Securities subscribed for:

Aggregate Purchase Price: US$

Register the Subscribed Securities as set forth below:

__________________________________________

(Name)

__________________________________________

(Account reference, if applicable)

__________________________________________

(Address)

__________________________________________

Deliver the Subscribed Securities as set forth below:

_______________________________________

(Name)

_______________________________________

(Account reference, if applicable)

_______________________________________

(Address)

_______________________________________

[Signature Page to Subscription Agreement]